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                                                                    EXHIBIT 25.1

                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T
================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)

                             ----------------------

                              SPRINT SPECTRUM L.P.
              (Exact name of obligor as specified in its charter)

Delaware                                                48-1165245
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                      SPRINT SPECTRUM FINANCE CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                                43-1746537
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

4717 Grand Avenue - Fifth Floor
Kansas City, Missouri                                   64112
(Address of principal executive offices)                (Zip code)

                             ______________________

                             % Senior Notes Due 2006
                            -
                      (Title of the indenture securities)
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                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
PURSUANT TO RULE 901(d) OF REGULATION S-T

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- - --------------------------------------------------------------------------------
               Name                                        Address
- - --------------------------------------------------------------------------------

     Superintendent of Banks of the State of       2 Rector Street, New York,
     New York                                      N.Y.  10006, and Albany, N.Y.
                                                   12203

     Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                   N.Y.  10045

     Federal Deposit Insurance Corporation         Washington, D.C.  20429

     New York Clearing House Association           New York, New York

     (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.  (See Note on page 3.)

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.
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                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
PURSUANT TO RULE 901(d) OF REGULATION S-T

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of July, 1996.


                                         THE BANK OF NEW YORK



                                         By:    /S/ NANCY B. GILL
                                             --------------------------
                                            Name:  NANCY B. GILL
                                            Title: ASSISTANT TREASURER